UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2006

Volterra Semiconductor Corporation
(Exact name of Registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3839 Spinnaker Court, Fremont, CA	94538-6437
(Address of principal executive offices)	(Zip Code)
(510) 743-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 17, 2006, the Board of Directors of Volterra Semiconductor Corporation (the “Company”) amended the Company’s 2004 Non-Employee Directors’ Stock Option Plan (the “Plan”) to change the vesting schedule of annual stock options to be granted to the Company’s non-employee directors pursuant to the Plan. Each of the Company’s non-employee directors is automatically granted an option to purchase 6,250 shares of the Company’s common stock on the date of an annual meeting of the Company’s stockholders. Prior to the amendment, such grants vest one year after the date of grant and 1/16th of the shares vest quarterly thereafter over three years. Pursuant to the amendment adopted on May 17, 2006, all future annual grants (including the options granted on the date of the Company’s 2006 Annual Meeting of Stockholders on May 18, 2006) shall vest on the day prior to the date of the first annual meeting of the Company’s stockholders following the date on which the grant was made. The vesting with respect to annual grants made under the Plan prior to the amendment remains unchanged.
On May 18, 2006, the Board of Directors of the Company amended and restated the Plan to reduce the size of, and to change the vesting schedule relating to, the initial grants to non-employee directors made pursuant to the Plan. Prior to the amendment, the Plan provided that each non-employee director who was elected or appointed for the first time to be a non-employee director would automatically be granted an option to purchase 25,000 shares of the Company’s common stock. One quarter of the shares vest one year after the date of grant and 1/16th of the shares vest quarterly thereafter over three years. As amended and restated, the Plan provides that each non-employee director will automatically receive, upon the date of his or her initial election or appointment, a grant to purchase 15,600 shares of common stock of the Company. One third of the shares subject to these initial grants shall vest each year over three successive years. The vesting with respect to initial grants made under the Plan prior to the amendment and restatement remains unchanged.
The foregoing descriptions are subject to, and qualified in their entirety by, the Company’s amended and restated Plan, which is filed as Exhibit 10.1 to this Current Report and is incorporated in this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit	Description
10.1	Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan and form of related agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation
By:	/s/ Greg Hildebrand
	Name:	Greg Hildebrand
	Title:	Chief Financial Officer

Dated: May 22, 2006

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan and form of related agreement